REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                     INTERIM UNAUDITED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1999 AND 1998

                          REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                                TABLE OF CONTENTS


                                                                       Page

ACCOUNTANTS' DISCLAIMER OF OPINION                                        1

FINANCIAL STATEMENTS

         Unaudited Balance Sheets                                         2

         Unaudited Statements of Operations and Members' Equity           3

         Unaudited Statements of Cash Flows                               4-5

         Notes to Unaudited Financial Statements                          6

                      Albright, Persing & Associates, Ltd.

                          CERTIFIED PUBLIC ACCOUNTANTS
                          1025 Ridgeview Dr., Suite 300
                               Reno, Nevada 89509




                       ACCOUNTANTS' DISCLAIMER OF OPINION
                       ----------------------------------




To the Stockholders of
Real Estate Information, Inc.
(Formerly Information Management Company, LLC)


         The accompanying balance sheets of Real Estate Information, Inc. (Formerly Information Management Company, LLC) as of September 30, 1999 and 1998, and the related statements of operations and members' equity and cash flows for the nine months ended September 30, 1999 and 1998 were not audited by us, and accordingly, we do not express an opinion on them.






November 21, 1999

                          REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                                 BALANCE SHEETS
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)

                                     ASSETS
                                                                                    1999                     1998
                                                                                  --------                ---------
Current Assets:
     Cash                                                                       $       492              $    72,098
     Accounts receivable                                                            146,182                  182,405
     Inventory                                                                       12,000                   12,000
     Prepaid expenses                                                                11,452                    9,209
                                                                                -----------              -----------
              Total current assets                                                  170,126                  275,712
                                                                                -----------              -----------

Property and Equipment:
     Software                                                                       918,105                       --
     Equipment                                                                       72,956                   60,535
     Furniture and fixtures                                                           1,504                    1,504
                                                                                -----------              -----------
                                                                                    992,565                   62,039
     Less:  Accumulated depreciation and amortization                               (24,867)                 (14,273)
                                                                                -----------              -----------
                                                                                    967,698                   47,766
                                                                                -----------              -----------
Other Assets:
     Non-compete covenant, net of accumulated
       amortization of $31,947 in 1999 and $17,283
       in 1998                                                                       82,685                   97,349
                                                                                -----------              -----------

              Total Assets                                                      $ 1,220,509              $   420,827
                                                                                ===========              ===========


                         LIABILITIES AND MEMBERS EQUITY
Current liabilities:
     Accounts payable                                                           $    62,706              $    95,711
     Accrued payroll and taxes                                                       10,816                   18,343
     Credit line payable                                                             40,000                   41,310
     Current portion of long-term debt                                               20,239                   16,012
                                                                                -----------              -----------
              Total current liabilities                                             133,761                  171,376

Long-term Debt, net of current portion                                               86,748                  106,987
                                                                                -----------              -----------

              Total Liabilities                                                     220,509                  278,363

Members Equity                                                                    1,000,000                  142,464
                                                                                -----------              -----------

              Total Liabilities and Members Equity                              $ 1,220,509              $   420,827
                                                                                ===========              ===========


   The accompanying notes are an integral part of these financial statements.

                          REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                   STATEMENTS OF OPERATIONS AND MEMBERS EQUITY
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)

                                                                 1999                       1998
                                                              -----------                ----------
Net Sales                                                     $ 1,762,267                $ 1,627,958

Cost of Sales                                                   1,026,038                  1,213,379
                                                              -----------                -----------

     Gross Profit                                                 736,229                    414,579

Selling, general and administrative                               326,549                    343,499
                                                              -----------                -----------

         Operating Income                                         409,680                     71,080
                                                              -----------                -----------

Other Income (Expenses):
     Interest expense                                             (13,585)                   (11,090)
     Interest income                                                3,565                      2,468
                                                              -----------                -----------
         Total Other Expenses                                     (10,020)                    (8,622)
                                                              -----------                -----------

         Net Comprehensive Income                                 399,660                     62,458

Members' Equity beginning of period                               145,567                    118,996
Fair market value of assets acquired over cost                    918,105                       --
Members' Distributions                                           (463,332)                   (38,990)
                                                              -----------                -----------

Members' Equity End of Period                                 $ 1,000,000                $   142,464
                                                              ===========                ===========



   The accompanying notes are an integral part of these financial statements.

                          REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                            STATEMENTS OF CASH FLOWS
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)

                                                                                    1999                 1998
                                                                                 ----------           ----------
CASH FLOW FROM OPERATING ACTIVITIES
     Net Comprehensive Income                                                    $ 399,660             $  62,458
                                                                                 ---------             ---------
     Adjustments to reconcile net comprehensive income
         to net cash provided by operating activities:
              Depreciation and amortization                                         23,459                20,059
              Changes in assets and liabilities:
                  (Increase) decrease in accounts receivable                        31,489               (11,707)
                  (Increase) in prepaid expenses                                      (584)               (9,209)
                  Increase (decrease) in accounts payable                           (7,462)               25,897
                  (Decrease) in accrued liabilities                                (12,236)              (10,989)
                                                                                 ---------             ---------
                          Net Adjustments                                           34,666                14,051
                                                                                 ---------             ---------

     Net Cash Provided by Operating Activities                                     434,326                76,509
                                                                                 ---------             ---------

CASH FLOW FROM INVESTING ACTIVITIES
     Member distributions                                                         (463,332)              (38,990)
     Purchase of equipment                                                         (12,421)                 --
                                                                                 ---------             ---------

     Net Cash Used by Investing Activities                                        (475,753)              (38,990)
                                                                                 ---------             ---------

CASH FLOW FROM FINANCING ACTIVITIES
     Advances from line of credit                                                     --                  41,310
     Principal payments on long-term debt                                          (15,254)              (42,344)
                                                                                 ---------             ---------

     Net Cash Used by Financing Activities                                         (15,254)               (1,034)
                                                                                 ---------             ---------

                          Net Increase (Decrease) in Cash                          (56,681)               36,485

Cash, Beginning of Period                                                           57,173                35,613
                                                                                 ---------             ---------

Cash, End of Period                                                              $     492             $  72,098
                                                                                 =========             =========


   The accompanying notes are an integral part of these financial statements.

                          REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                            STATEMENTS OF CASH FLOWS
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 1999 AND 1998
              (Unaudited - See Accountants' Disclaimer of Opinion)


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING TRANSACTIONS


                                                                 1999          1998
                                                              ----------    ----------
Fair market value of assets purchased over book value
  (allocated to software)                                     $ 918,105     $      -
                                                              =========     ==========


SUPPLEMENTAL DISCLOSURE

     Interest paid                                            $  13,585     $   11,090
                                                              =========     ==========


   The accompanying notes are an integral part of these financial statements.

                         REAL ESTATE INFORMATION, INC.
                 (FORMERLY INFORMATION MANAGEMENT COMPANY, LLC)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                          SEPTEMBER 30, 1999 AND 1998


NOTE 1 - DESCRIPTION OF BUSINESS
--------------------------------

The accompanying financial statements are prepared in accordance with the instructions for interim financial statements, are unaudited, and do not include all the information and disclosures required by generally accepted accounting principles for complete financial statements. All adjustments that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim periods have been made and are of a recurring nature unless otherwise disclosed herein. The results of operations for such interim periods are not necessarily indicative of results of operations for a full year.

Description of Business
-----------------------

Real Estate Information, Inc. (Formerly Information Management Company, LLC) was formed under the Kentucky Limited Liability Company statutes on April 15, 1997, and shall terminate on December 31, 2020. The Company provides computer processing services and publication services for MLS boards in the greater Midwest area. Computer processing services also include software licensing and support.

On September 30, 1999, Information Management Company, LLC transferred all its assets and liabilities into Real Estate Information, Inc., a Nevada corporation. Immediately after the transfer, Real Estate Management, Inc. entered into an Agreement and Plan of Merger with HomeSeekers.com, Inc. and YMLS, Inc., a wholly owned subsidiary of HomeSeekers.com, Incorporated, wherein Real Estate Management, Inc. was merged into YMLS, Inc. in exchange for stock.

Acquisition of Business
-----------------------

On September 30, 1999, all of the outstanding common stock of the Company was acquired by HomeSeekers.com, Incorporated ("HomeSeekers"), in exchange for 81,090 shares of HomeSeeker's common stock, valued at $1,000,000 based on the approximate fair market value of the HomeSeekers common stock at the date of acquisition. The acquisition was accounted for using the purchase method of accounting and resulted in the assumption of net liabilities of $220,509. The excess of the purchase price over the book value of the net assets of $918,105 was allocated to the Company's developed software product.


NOTE 2 - ADVANCES FROM PARENT
-----------------------------

In October, 1999, the Company was advanced $40,000 by its parent to payoff the outstanding balance of the credit line. The advances from the parent contain no formal repayment terms.